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                                                         RIVERSOURCE(SM) [LOGO]
                                                              INVESTMENTS

                 PROSPECTUS SUPPLEMENT - SEPT. 29, 2006<F*>

          RIVERSOURCE SELECT VALUE FUND (JULY 28, 2006) S-6240-99 H

The "Principal Investment Strategies" section has been revised as follows:

The Fund's assets are primarily invested in common stocks, preferred stocks and securities convertible into common stocks that are listed on a nationally recognized securities exchange or traded on the NASDAQ National Market System of the National Association of Securities Dealers. The Fund invests in mid cap companies as well as companies with larger and smaller market capitalizations. The Fund considers mid-cap companies to be either those with a market capitalization of up to $10 billion or those whose market capitalization falls within the range of the Russell 3000(R) Value Index. At Aug. 31, 2006, the range of the Index was between $104 million and $409 billion. The market capitalization range and the composition of the Russell 3000 Value Index are subject to change.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for the oversight of the Fund's two subadvisers, Systematic Financial Management, L.P. (Systematic) and WEDGE Capital Management L.L.P. (WEDGE) (the Subadvisers), which provides day-to-day management for the Fund.

SYSTEMATIC

Systematic's investment strategy originates with a quantitative screening of all U.S. equity companies with market capitalization between $1 billion and $15 billion. The companies are ranked by attractive valuation and a positive earnings catalyst. The screening process generates a research focus list of 150 companies meriting rigorous fundamental analysis to confirm each stock's value and catalysts for appreciation.

Systematic will sell a stock when price appreciation causes the company valuation to expand to fair value, if other investment opportunities present more attractive prospects from a valuation and expected return basis, if analysis leads to an anticipated downward estimate revision, or in the less likely event of a reported negative earnings surprise.

WEDGE

WEDGE employs comprehensive, qualitative and quantitative analysis, seeking stocks with unrecognized value of companies that meet their value and financial quality parameters. WEDGE uses two proprietary, fundamentally-based screening models, using publicly available data on all eligible companies. The fundamental value model identifies stocks with the greatest profit potential, based on projected earnings growth, earnings quality, dividend yields and forward price/earnings ratios. To preclude from investing in financially unsound companies, WEDGE then employs their financial quality model, which focuses on multiple earnings growth, profitability, leverage, and liquidity factors. Stocks are then ranked by both models for relative attractiveness. Analysts then identify those stocks with the greatest perceived profit potential. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning, management capabilities and incentives. Companies must be approved for purchase by the firm's Investment Policy Committee.

In order to capture profits, limit losses and ensure style consistency, WEDGE will sell a stock when fair valuation is reached, the original investment thesis for a stock materially deteriorates, an upgrade opportunity develops or the stock's fundamental value model ranking falls to a predetermined level.

The information under the section "Portfolio Turnover" has been revised as follows:

Portfolio Turnover. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions paid or mark-ups to broker-dealers that the Fund pays when it buys and sells securities. For subadvised funds, a change in the subadviser(s) may result in increased portfolio turnover, which increase may be substantial, as the new subadviser(s) realign the portfolio, or if the subadviser(s) trade portfolio securities more frequently. A realignment or more active strategy could produce higher than expected capital gains. The Fund's historical portfolio turnover rate, which measures how frequently the Fund buys and sells investments from year-to-year, is shown in the "Financial Highlights."

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<F*>Destroy July 30, 2007
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Change in Subadviser(s). From time to time, the investment manager may add or change unaffiliated subadvisers. See "Additional Management Information, Manager of Managers Exemption." The date the current Subadviser(s) began serving the Fund is set forth in this section under the background of the firm. Performance of the Fund prior to the date the current Subadviser(s) began serving was achieved by different subadviser(s). Similarly, the portfolio turnover rate shown in the "Financial Highlights" applies to the subadviser(s) serving during the relevant time period. A change in subadviser(s) may result in increased portfolio turnover, as noted under "Portfolio Turnover."

The information under the "Investment Manager" section regarding the Subadviser for the Fund has been revised as follows:

RiverSource Investments selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board. RiverSource Investments, subject to Board approval, decides the proportion of Fund's assets to be managed by each Subadviser and may change these proportions at any time.

The Subadvisers manage the Fund's assets based upon their experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

SYSTEMATIC

Systematic, which has served as Subadviser to the Fund since September 2006, is located at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey. Systematic, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The team of portfolio managers responsible for the day-to-day management of the portion of the Fund managed by Systematic consists of:

RONALD M. MUSHOCK, CFA, PORTFOLIO MANAGER

Ron is a partner in the firm and has lead portfolio management responsibility for all mid and small/mid cap portfolios. Additionally, Ron maintains analyst responsibilities within selected economic sectors.

Ron began his career as a quantitative equity analyst with Abel/Noser Corporation, where he specialized in low P/E - Earnings Surprise research. As a financial applications specialist with CSK Software, he developed skills in investment analytics, risk management and technical analysis. Prior to joining Systematic, Ron was an equity analyst with Standard and Poor's Equity Group, where he provided fundamental research coverage for a diverse group of companies spanning a wide range of economic sectors and industries.

Ron is a Chartered Financial Analyst, a member of the Association for Investment Management and Research (AIMR) and a member of the New York Society of Security Analysts (NYSSA). Ron received an M.B.A. in finance and international business from New York University's Stern School of Business, and graduated Summa Cum Laude from Seton Hall University with a B.S. in finance.

D. KEVIN MCCREESH, CFA, CHIEF INVESTMENT OFFICER

Kevin is a partner in the firm, and as Chief Investment Officer, has oversight responsibilities for all client portfolios. Although Kevin joined Systematic in 1996, he has been actively involved with Systematic's investment discipline since 1990, as he worked with Joe Joshi at Mitchell Hutchins.

Kevin began his investment career as an analyst in the financial planning and analysis department of IBM's semiconductor manufacturing division. As a senior analyst in Paine Webber's treasury department, and then as controller for Mitchell Hutchins Investment Advisory, Kevin further honed his research and analytical skills. Prior to joining Systematic, he served as equity portfolio manager at Mitchell Hutchins.

Kevin is a Chartered Financial Analyst and a member of the New York Society of Security Analysts (NYSSA). He has an M.B.A. in financial management from Drexel University and a B.S. in geology from the University of Delaware.

WEDGE

WEDGE, which has served as Subadviser to the Fund since September 2006, is located at 301 South College Street, Suite 2900, Charlotte, North Carolina. WEDGE, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The team of portfolio managers responsible for the day-to-day management of the portion of the Fund managed by WEDGE consists of:

R. Michael James, General Partner, has thirty-two years of investment experience and is responsible for portfolio management and client service. Prior to forming WEDGE in 1984, Mike was Director of Fixed Income and Securities Trading at First Union National Bank in Charlotte, where he supervised all fixed income portfolios and managed the commingled fixed income funds. He formerly held senior investment and trust management positions with another North Carolina bank. Mike is a graduate of Louisiana State University's School of Banking of the South and received his Bachelor of Arts degree from Wofford College.

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Peter F. Bridge, General Partner, has twenty-four years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 1997, Pete was a Principal and Fixed Income Partner with Barrow, Hanley, Mewhinney & Strauss, Inc. in Dallas, Texas. Pete also served as a consultant to institutional investment managers while employed by SEI Corporation. Pete received a Bachelor of Arts degree in Economics from the University of Arkansas and his Master of Business Administration from Southern Methodist University.

Paul M. VeZolles, CFA, General Partner, has twenty-one years of investment experience and is responsible for equity research on companies with market capitalizations between $1.0 billion and $10.0 billion. Prior to joining WEDGE in 1995, Paul was an Equity Analyst at Palley-Needelman Asset Management in Newport Beach, California, and an Equity Analyst with CMB Investment Counselors in Los Angeles. Paul received his Bachelor of Arts degree in Economics from Indiana University and his Master of Arts in Economics from DePaul University.

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

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